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                                                                       EXHIBIT 5


                           Cox Interactive Media, Inc.
                        Executive Officers and Directors

Name                 Business Address             Principal Occupation    Employed
----                 ----------------             --------------------    --------
Preston B. Barnett   Vice President               Vice President and      Cox Enterprises, Inc.
                     Cox Interactive Media, Inc.  General Tax counsel     6205 Peachtree Dunwoody
                     530 Means Street                                     Road
                     Atlanta, GA 30318                                    Atlanta, GA 30328

Richard J. Jacobson  Treasurer                    Vice President &        Cox Enterprises, Inc.
                     Cox Interactive Media, Inc.  Treasurer               6205 Peachtree Dunwoody
                     530 Means Street                                     Road
                     Atlanta, GA 30318                                    Atlanta, GA 30328

Andrew A. Merdek*    Secretary                    Vice President,         Cox Enterprises, Inc.
                     Cox Interactive Media, Inc.  Legal Affairs, General  6205 Peachtree Dunwoody
                     530 Means Street             Counsel and Corporate   Road
                     Atlanta, GA 30318            Secretary               Atlanta, GA 30328

*Director of the Corporation

                              CIM Investments, Inc.
                        Executive Officers and Directors

Name                  Business Address            Principal Occupation   Employed
----                  ----------------            --------------------   --------
Preston B. Barnett    Vice President              Vice President and     Cox Enterprises, Inc.
                      CIM Investments, Inc.       General Tax counsel    6205 Peachtree Dunwoody
                      3773 Howard Hughes Parkway                         Road
                      Las Vegas, NV 89109                                Atlanta, GA 30328

G. Dennis Berry       President                   President and Chief    Cox Enterprises, Inc.
                      CIM Investment, Inc.        Operating Officer      6205 Peachtree Dunwoody
                      3773 Howard Hughes Parkway                         Road
                      Las Vegas, NV 89109                                Atlanta, GA 30328

Richard J. Jacobson*  Treasurer                   Vice President &       Cox Enterprises, Inc.
                      CIM Investments, Inc.       Treasurer              6205 Peachtree Dunwoody
                      3773 Howard Hughes Parkway                         Road
                      Las Vegas, NV 89109                                Atlanta, GA 30328

Richard F. Klumpp*    Assistant Secretary         Manager, Financial     Nevada Corporate
                      CIM Investments, Inc.       Services               Management, Inc.
                      3773 Howard Hughes Parkway                         3773 Howard Hughes Pky.
                      Las Vegas, NV 89109                                Las Vegas, NV 89109

Andrew A. Merdek      Secretary                   Vice President, Legal  Cox Enterprises, Inc.
                      CIM Investments, Inc.       Affairs, General       6205 Peachtree Dunwoody
                      3773 Howard Hughes Parkway  Counsel and Corporate  Road
                      Las Vegas, NV 89109         Secretary              Atlanta, GA 30328

Shauna J. Sullivan    Assistant Secretary         Assistant Secretary    Cox Enterprises, Inc.
                      CIM Investments, Inc.                              6205 Peachtree Dunwoody
                      3773 Howard Hughes Parkway                         Road
                      Las Vegas, NV 89109                                Atlanta, GA 30328

Carol L. Larner       Assistant Treasurer         Assistant Treasurer    Cox Enterprises, Inc.
                      CIM Investments, Inc.                              6205 Peachtree Dunwoody
                      3773 Howard Hughes Parkway                         Road
                      Las Vegas, NV 89109                                Atlanta, GA 30328

*Director of the Corporation

                              Cox Enterprises, Inc.
                        Executive Officers and Directors

Name                        Business Address              Principal Occupation     Employed
----                        ----------------              --------------------     --------
James C. Kennedy*           Cox Enterprises, Inc.         Chairman of the Board    Cox Enterprises, Inc.
                            6205 Peachtree Dunwoody Road  and Chief Exec. Officer  6205 Peachtree Dunwoody Road
                            Atlanta, GA 30319             .                        Atlanta, GA 30319

David E. Easterly*          Cox Enterprises, Inc.         Vice Chairman            Cox Enterprises, Inc.
                            6205 Peachtree Dunwoody Road                           6205 Peachtree Dunwoody Road
                            Atlanta, GA 30319                                      Atlanta, GA 30319

G. Dennis Berry*            Cox Enterprises, Inc.         President and Chief      Cox Enterprises, Inc.
                            6205 Peachtree Dunwoody Road  Operating Officer        6205 Peachtree Dunwoody Road
                            Atlanta, GA 30319                                      Atlanta, GA 30319

Robert C. O'Leary*          Cox Enterprises, Inc.         Exec. Vice President     Cox Enterprises, Inc.
                            6205 Peachtree Dunwoody Road  and Chief Financial      6205 Peachtree Dunwoody Road
                            Atlanta, GA 30319             Officer                  Atlanta, GA 30319

Timothy M. Hughes           Cox Enterprises, Inc.         Senior Vice President    Cox Enterprises, Inc
                            6205 Peachtree Dunwoody Road  Administration           6205 Peachtree Dunwoody Road
                            Atlanta, GA 30319                                      Atlanta, GA 30319

Alexander V. Netchvolodoff  Cox Enterprises, Inc.         Senior Vice President    Cox Enterprises, Inc.
                            6205 Peachtree Dunwoody Road  Public Policy            6205 Peachtree Dunwoody Road
                            Atlanta, GA 30319                                      Atlanta, GA 30319

Barbara C. Anthony*         Cox Enterprises, Inc.         Vice President           Cox Enterprises, Inc.
                            6205 Peachtree Dunwoody Road                           6205 Peachtree Dunwoody Road
                            Atlanta, GA 30319                                      Atlanta, GA 30319

Preston B. Barnett          Cox Enterprises, Inc.         Vice President and       Cox Enterprises, Inc.
                            6205 Peachtree Dunwoody Road  General Tax Counsel      6205 Peachtree Dunwoody Road
                            Atlanta, GA 30319                                      Atlanta, GA 30319

Anne C. Chambers*           Cox Enterprises, Inc.         Vice President           Cox Enterprises, Inc.
                            6205 Peachtree Dunwoody Road                           6205 Peachtree Dunwoody Road
                            Atlanta, GA 30319                                      Atlanta, GA 30319

Richard D. Huguley          Cox Enterprises, Inc.         Vice President,          Cox Enterprises, Inc.
                            6205 Peachtree Road           Business Development     6205 Peachtree Dunwoody Road
                            Atlanta, GA 30319                                      Atlanta, GA 30319

Marybeth H. Leamer          Cox Enterprises, Inc.         Vice President, Human    Cox Enterprises, Inc.
                            6205 Peachtree Dunwoody Road  Resources                6205 Peachtree Dunwoody Road
                            Atlanta, GA 30319                                      Atlanta, GA 30319

Richard J. Jacobson         Cox Enterprises, Inc.         Vice President &         Cox Enterprises, Inc.
                            6205 Peachtree Dunwoody Road  Treasurer                6205 Peachtree Dunwoody Road
                            Atlanta, GA 30319                                      Atlanta, GA 30319

*Director of the Corporation

Name                        Business Address              Principal Occupation     Employed
----                        ----------------              --------------------     --------
Michael J. Mannheimer       Cox Enterprises, Inc.         Vice President,          Cox Enterprises, Inc.
                            6205 Peachtree Dunwoody Road  Materials Management     6205 Peachtree Dunwoody Road
                            Atlanta., GA                                           Atlanta, GA 30319

Andrew A. Merdek            Cox Enterprises, Inc.         Vice President, Legal    Cox Enterprises, Inc
                            6205 Peachtree Dunwoody Road  Affairs, General         6205 Peachtree Dunwoody Road
                            Atlanta, GA 30319             Counsel and Corporate    Atlanta, GA 30319
                                                          Secretary

Gregory B. Morrison         Cox Enterprises, Inc.         Vice President           Cox Enterprises, Inc.
                            6205 Peachtree Dunwoody Road  & Chief Information      6205 Peachtree Dunwoody Road
                            Atlanta, GA 30319             Officer                  Atlanta, GA 30319

John C. Williams            Cox Enterprises, Inc.         Vice President,          Cox Enterprises, Inc.
                            6205 Peachtree Dunwoody Road  Marketing                6205 Peachtree Dunwoody Road
                            Atlanta, GA 30319                                      Atlanta, GA 30319

R. Scott Whiteside          Cox Enterprises, Inc.         Vice President,          Cox Enterprises, Inc.
                            6205 Peachtree Dunwoody Road  Business Development     6205 Peachtree Dunwoody Road
                            Atlanta, GA 30319                                      Atlanta, GA 30319

Thomas B. Whitfield         Cox Enterprises, Inc.         Vice President,          Cox Enterprises, Inc.
                            6205 Peachtree Dunwoody Road  Direct Marketing         6205 Peachtree Dunwoody Road
                            Atlanta, GA 30319                                      Atlanta, GA 30319

Alexandra M. Wilson         Cox Enterprises, Inc.         Vice President, Public   Cox Enterprises, Inc.
                            6205 Peachtree Dunwoody Road  Policy                   6205 Peachtree Dunwoody Road
                            Atlanta, GA 30319                                      Atlanta, GA 30319

Maria L. Friedman           Cox Enterprises, Inc.         Assistant Vice           Cox Enterprises, Inc.
                            6205 Peachtree Dunwoody Road  President, Tax           6205 Peachtree Dunwoody Road
                            Atlanta, GA 30319                                      Atlanta, GA 30319

Arthur M. Blank*            AMB Group, LLC                Chairman, President      AMB Group, LLC
                            3290 Northside Parkway        & Chief Executive        3290 Northside Parkway
                            Atlanta, GA 30327             Officer                  Atlanta, GA 30327

Richard L. Braunstein*      Dow, Lohnes &                 Member                   Dow, Lohnes &
                            Albertson, PLLC                                        Albertson, PLLC
                            1200 New Hampshire Ave                                 1200 New Hampshire Ave.
                            Washington, DC 20036                                   Washington, DC 20036

Thomas O. Cordy*            3770 Village Drive            Director-                The Maxxis Group, Inc.
                            Atlanta, GA 30331             Retired President and
                                                          Chief Executive Officer

Carl R. Gross*              5895 Winterhur Ridge          Director                 Retired Vice President
                            Atlanta, GA 30328                                      and Chief Administrative
                                                                                   Officer

Paul J. Rizzo*              Cox Enterprises, Inc.         Director-                Franklin Street Partners
                            6205 Peachtree Dunwoody Road  Retired Vice Chairman,   1450 Raleigh Road
                            Atlanta, GA 30319             IBM Corporation          Chapel Hill, NC 27517

*Director of the Corporation

Name                        Business Address              Principal Occupation     Employed
----                        ----------------              --------------------     --------
Shauna J. Sullivan          Cox Enterprises, Inc.         Assistant Secretary      Cox Enterprises, Inc.
                            6205 Peachtree Dunwoody Road                           6205 Peachtree Dunwoody Road
                            Atlanta, GA 30319                                      Atlanta, GA 30319

Carol L. Larner             Cox Enterprises, Inc.         Assistant Treasurer      Cox Enterprises, Inc.
                            6205 Peachtree Dunwoody Road                           6205 Peachtree Dunwoody Road
                            Atlanta, GA 30319                                      Atlanta, GA 30319

*Director of the Corporation